RHDonnelley®

Deutsche Bank
Media & Telecom Conference

June 9, 2008

Safe Harbor Statement

Certain statements contained in this presentation regarding RHD's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "intend," "should," "will," "planned," "estimated," "potential," "goal," "outlook," "industry outlook, trends and forecast" and similar expressions, as they relate to RHD or its management, have been used to identify such forward-looking statements. All forward-looking statements reflect only RHD's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to RHD. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause RHD's actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies include, but are not limited to, statements about the benefits of future financial and operating results, RHD's plans, objectives, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the risk that the legacy Dex and RHD businesses will not continue to be integrated successfully; (2) the risk that the expected strategic advantages and remaining cost savings from the Dex Media merger may not be fully realized or may take longer to realize than expected; (3) disruption from the Dex Media merger making it more difficult to maintain relationships with customers, employees or suppliers; (4) our significant indebtedness and the limitations placed upon us under the related debt agreements; (5) the risk that the contemplated refinancing might not be completed in a timely manner, without conditions, or at all; and (6) general economic conditions and consumer sentiment in our markets. Additional factors that could cause RHD's results to differ materially from those described in the forward-looking statements are described in detail in RHD's Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 in Items 1A "Risk Factors" as well as RHD's other periodic filings with the SEC that are available on the SEC's website at www.sec.gov.

No reference, verbal or written, to the guidance issued May 8, 2008 within the context of this presentation should be construed as an update, revision, confirmation or clarification of the Company's future financial performance. In addition, we will reference numerous non-GAAP financial measures in this presentation. Please see the appendix for a reconciliation of all non-GAAP measures to the most comparable GAAP measures.

Who We Are

DexKnows.com™


DEX Plus
Boulder Longmont
EMBARQ
Las Vegas
at&t
Real Yellow Pages
Chicago
DEX


DEX
Find a Local Business with Dex
WHAT
WHERE
SEARCH
EXPLORE OUR NEW features on our site.
Search in Major Cities
DexKnows.com
MY DEX
BUSINESS.COM
Expense Report Software
ExpensePoint Free Trial
Time and Expense Software Directory
Intuit ProSeries: Expense Report Software
Expense Report Software
Web-Based Expense Reports

- **Official Yellow Pages publisher for Embarq, Qwest and AT&T(1)**
- **DexKnows.com, a leading IYP**
- **Business.com, largest pure-play B-to-B search engine and pay per click ad network**
- **Marketing consultants – deep relationships with difficult to reach small businesses**
- **Market leader in 28 states**

1) In Illinois and Northwest Indiana for AT&T

Who We Are (cont'd)

Total Advertisers	Approximately 600,000
Online Advertisers	Approximately 200,000
2008 Net Revenue Guidance	$2,600 million - $2,700 million
2008 EBITDA[1] Guidance	$1,350 million - $1,400 million

Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers

1) Excludes SFAS No. 123 R non-cash compensation expense and other compensation expense related to the Business.com acquisition

Investment Highlights

Strong and Stable Business

- Stable usage
- Diversification - markets, advertisers and underlying industries
- Strong ROI for advertisers

Expanding Market Opportunity Online

- Local search growing rapidly
- Integrated Triple Play strategy
  - Greater exposure to active buying market

RHD's DNA

- Trusted local marketing consultants
- Experienced Internet and operational leaders
- Innovators in print and online local search

Exceptional Cash Flow

- High recurring revenue and margins
- Strong free cash flow conversion
- Valuable tax benefits

Strong Industry Fundamentals

Stable Reference Trends


in billions
17.1
16.7
17.2
15.1
14.6
14.5
13.4
13.4
2003
2004
2005
2006
2007
Print YP
Internet YP

Source: comScore and KN/SRI, 2007
Note: Comparable IYP data available beginning in 2005

Compelling Advertiser ROI

Median sales ROI (all ad types) by medium


Radio $8
Television $11
Direct Marketing $12
Magazines $20
Newspapers $26
Yellow Pages $52
IYP $55
Online $63
Triple Play

Source: CRM Associates,2007

Diversified Advertiser Base

Percent of industry print revenue by heading


next 240
headings
64%
10%
4%
3%
2%
2%
top 10
headings

Source: CRM Associates, 2007

Purchasers Rely on Yellow Pages

Median percent of media usage among consumers involved in a purchase decision


Radio 4%
Outdoor 5%
Magazine 5%
TV 7%
Online 13%
Newspaper 13%
Direct Mail 12%
PYP & IYP 21%

Source: TNS, 2007

RHDonnelley

RHD Operates In Attractive Markets

Historical and Projected Economic Growth Rates


1996 – 2006 growth rates
2.0%
1.1%
2.3%
1.6%
3.9%
3.0%
Population
Employment
Retail Sales
2006 – 2011 estimated growth rates
1.7%
1.0%
2.1%
1.6%
2.7%
2.1%
Population
Employment
Retail Sales
RHD Markets
U.S. Average

RHD markets expected to grow faster than U.S. average

Source: Woods and Poole Economic Data, 2007

Addressable Market Expected To Grow



U.S. addressable market; $ billions
$17
6% CAGR
$22
$1
$1
$15
$4
$2
$16
Online Local Search
(34% CAGR)
IYP
(20% CAGR)
Print
(1% CAGR)
2006
2011E

Source: Veronis Suhler Stevenson, 2007

RHD Triple Play

1. Print yellow pages
2. Proprietary Internet yellow pages site DexKnows.com
3. Rest of the Internet (SEM, SEO and Business.com)

Opportunity

- Online search growing rapidly
- Triple Play provides strategy to capitalize on opportunity
  - Differentiated from online only players
  - Portfolio of effective, measurable solutions

Benefits Of DexKnows 2.0

- Improves search
  - Better search algorithms for highly relevant results
  - "Hyper-Local" taxonomy – geo-targeting down to the neighborhood
- Enhances user experience
  - Fresh contemporary design
  - Simple easy-to-use navigation and features
  - New user friendly page layouts
  - Rich, accessible content
- Aggregates traffic
  - SEO friendly
  - Efficient / automated SEM purchasing
  - Features to promote repeat usage
- Incorporates innovative advertising products
  - Value-based search marketing products integrated onto IYP site to complement current directory inclusion based product line
  - DEXNET distribution network – listings distributed across the "local internet" in addition to Google and Yahoo!
  - Greater visibility for advertisers regarding ROI and lead generation

Triple Play Delivers More Active Buyers

~75,000 people in Denver spend ~$65 million on plumbing contractors annually




DEX

Number of Active Buyers That Utilize Various Media	
PRINT	34,000
IYP	1,000
ONLINE SEARCH	4,000
	39,000

Triple Play influences a large portion of active buyers

Source: TNS Media Impact Study, Claritas, 2006

Yellow Pages Delivers More Potential Customers Than Online Search



Annual Searches
X
% of Searches Resulting in a Business Contact
=
Potential Customers Generated
in billions; based on industry data
based on industry data
in billions; based on industry data
Online Search
113
4% (1)
5
Print YP
13.4
60% (2)
8
Internet YP
3.8
20% (3)
1

Source: 2007 KN/SRI Industry Usage Study and comScore

1) Includes purchasing, submitting a form, downloading content, calling a phone number, or making an extended site visit
2) Derived from 87% (percent of print Yellow Pages users that make a purchase or intend to make a purchase) divided by 1.5 (estimated average number of references per user)
3) Derived from 70% (percent of Internet Yellow Pages users that make a purchase or intend to make a purchase) divided by 3.5 (estimated average number of references per user)

RHD's Sales Force Is Key Differentiator

RHD's marketing consultants have:

- Strong relationships with advertisers based on trust and established track record of generating results
- Deep understanding of local market and advertiser objectives
- Access to decision makers / purchasers of advertising
- Simple, highly effective advertising solutions
- Ability to gather rich and comprehensive content on local businesses

"Suddenly everyone seems focused on using the Internet to attack the Yellow Pages . . . unfortunately for them [the new entrants], Yellow Pages publishers have already staked out the turf and have been the most successful of all media companies at developing their interactive revenues and protecting their core customer base." *Borrell Associates, 2008*

Print and online search solutions have to be sold

Impact Of Refinancing

- **$1.2[1] Billion New Dex West Credit Facilities (completed)**
  - Extends maturity to 2013 – 2014
  - Reduces mandatory payments in 2009 from ~$700 million to $17 million
  - Increases spread on Dex West bank debt by 2.50%
- **$1.6[2] Billion Amended R.H. Donnelley Inc. Credit Facilities (completed)**
  - Increases flexibility under financial covenants
  - Extends revolver maturity to 2011[3]
  - Increases spread on RHD Inc. bank debt by 2.25%
- **R.H. Donnelley Corp. Bond Exchange**
  - Private placement

NOTE: Current guidance does not reflect the impact of the current refinancings
1) Includes $90 million undrawn revolving credit facility
2) Includes $175 million undrawn revolving credit facility
3) $75 million of the revolving credit facility matures in December 2009

Cumulative Debt Repayment


$ billions
$0.6
$1.3
$1.9
$2.5
$3.2
2003
2004
2005
2006
2007

Note: figures represent RHD's and Dex's combined cumulative debt repayment

Committed to using free cash flow to reduce debt

Appendix

Summary Of Bank Refinancing

$ millions

	AMOUNT	TENOR	LIBOR SPREAD[1]	OID
Dex West Refinancing				
RC & TL A	$220	~5 years[2]	375 bps	1.5 pts
TL B	$950	~6 years[2]	400 bps	3.0 pts

- No amortization in first year
- 2nd year: 10% amortization TL A & 1% amortization TL B

	AMOUNT	TENOR	LIBOR SPREAD[1]	OID
R.H. Donnelley Inc. Amendment				
RC	$175	3 years[3]	350 bps	--
TL D-1/D-2	$1,438	3 years	375 bps	--

- No change in amortization (~$25 remaining through end of 2009)

NOTE: Current guidance does not reflect the impact of the current refinancings

1) Facilities include a 3% LIBOR floor
2) If more than $25 million of the Dex West 9 7/8% senior subordinated notes or any refinancing thereof are outstanding, then Dex West's RC, TL A and TL B will mature three months prior to the maturity thereof (currently August 2013); otherwise Dex West's RC and TL A will mature in October 2013 and the TL B will mature in October 2014.
3) $75 million of the revolving credit facility matures in December 2009

RHDonnelley

GAAP Reconciliation - 2008 Outlook

Unaudited; $ millions

For purposes of reconciling non-GAAP measures used in our full year 2008 outlook to their most comparable GAAP measures, we have utilized the midpoint of the range of those respective measures. This should not be interpreted to suggest that any such midpoint is more likely than any other amount within the specified range.

		Full Year 2008 Outlook
Reconciliation of adjusted EBITDA[1] excluding SFAS No. 123 R outlook to operating income - GAAP outlook		
Adjusted EBITDA excluding SFAS No. 123 R non-cash compensation expense outlook	$	1,375
Less: Depreciation and amortization		(490)
Less: SFAS No. 123 R non-cash compensation expense and amounts related to former BDC restricted stock awards		(40)
Less: Goodwill impairment		(2,464)
Operating income - GAAP outlook	$	(1,619)

1) EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA represents adjusted earnings before interest, taxes, depreciation and amortization. Pro forma adjusted EBITDA represents pro forma adjusted earnings before interest, taxes, depreciation and amortization. EBITDA, adjusted EBITDA and pro forma adjusted EBITDA are not measurements of operating performance computed in accordance with GAAP and should not be considered as a substitute for operating income or net income

RHDonnelley